UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 16, 2018 (November 12, 2018)

CUMBERLAND PHARMACEUTICALS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 West End Avenue, Suite 950, Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

(615) 255-0068
Registrant's telephone number, including area code:

Not Applicable
____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On November 6, 2018, Cumberland Pharmaceuticals Inc. (the “Company” or “Cumberland”) announced a definitive agreement to acquire VIBATIV® ("VIBATIV" or the "Product") from Theravance Biopharma Ireland Limited and Theravance Biopharma US, Inc. (collectively, “Sellers,” and each a direct or indirect wholly-owned subsidiary of Theravance Biopharma, Inc. (“Theravance”). On November 12, 2018, Cumberland completed the purchase (the "Transaction") described in the previously announced Asset Purchase Agreement dated November 1, 2018 (the "Agreement") with Theravance. Pursuant to Item 9.01(a)(4) and Item 9.01(b) of Form 8-K, this Amendment No. 1 to Form 8-K is being filed to amend and supplement the Company’s Current Report on Form 8-K, filed on November 16, 2018, to include the required historical audited and unaudited financial statements of VIBATIV and the related pro forma financial information not later than 71 calendar days after November 16, 2018, the date that the initial Current Report on Form 8-K was required to have been filed to report the completion of the Asset Purchase of VIBATIV. Except as provided herein, this Amendment No. 1 effects no other changes to the original Form 8-K.

FORWARD-LOOKING STATEMENTS

This Amendment, including the Exhibits attached hereto, contains “forward-looking statements” and information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements concerning our future financial position, future revenues, and projected costs, savings and synergies. The words “anticipates,” “believes,” “estimates,” “expects,” “future”, “intends,” “may,” “plans,” “pro forma”, “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties that could cause our actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation: market conditions; competition; an inability of manufacturers or partners to supply the Company’s products on a timely basis, failure of manufacturers to comply with regulations applicable to pharmaceutical manufacturers; maintaining an effective sales and marketing infrastructure; product sales; management of our growth and integration of our acquisitions; our ability to successfully integrate the Product into the Company’s business, as well as other risks discussed in the “Risk Factors” section of the Company's most recent Annual Report on Form 10-K, and other filings with the SEC. Readers of this Amendment No. 1 to Form 8-K are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changes events or circumstances after the date of this release, unless required by law.

We describe assumptions, which management believes are reasonable, underlying the pro forma adjustments in the Unaudited Pro Forma Condensed Combined Financial Statements (Combined Cumberland and VIBATIV Product Line of Theravance) and the accompanying notes. These assumptions should also be read in conjunction with the unaudited pro forma financial statements. It is important to note that the assumptions do not reflect the expected future significant cost savings, benefits or synergies from the Acquisition.

Item 9.01    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The following audited special purpose financial statements of the VIBATIV product line of Theravance Biopharma, Inc. are filed as Exhibit 99.1 attached hereto and are incorporated herein by reference: (i) Audited Special Purpose Statement of Assets Acquired and Liabilities Assumed as of December 31, 2017; (ii) Audited Special Purpose Statement of Revenue and Direct Expenses for the year ended December 31, 2017; and (iii) the notes related thereto, including the Independent Auditor’s Report contained therein.

The following unaudited special purpose financial statements of the VIBATIV product line of Theravance Biopharma, Inc. are filed as Exhibit 99.2 attached hereto and are incorporated herein by reference: (i) Unaudited Special Purpose Special Purpose Statement of Assets Acquired and Liabilities Assumed as of September 30, 2018; (ii) Unaudited Special Purpose Statement of Revenue and Direct Expenses for the nine months ended September 30, 2018 and September 30, 2017; and (iii) the notes related thereto.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information (of Cumberland and the VIBATIV product line) and related notes is filed as Exhibit 99.3 and incorporated in its entirety herein by reference: (i) Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2018; and (ii) Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2017 and for the nine months ended September 30, 2018; and (iii) the notes related thereto.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated November 1, 2018, by and among Cumberland Pharmaceuticals Inc., Theravance Biopharma Ireland Limited, and Theravance Biopharma US*
23.1	Consent of Independent Auditors
99.1	Audited special purpose financial statements of VIBATIV Product Line of Theravance Biopharma, Inc. as of and for the fiscal year ended December 31, 2017
99.2	Unaudited special purpose financial statements of VIBATIV Product Line of Theravance Biopharma, Inc. as of and for the nine-month period ended September 30, 2018
99.3
Unaudited pro forma condensed combined financial information (of Cumberland and the VIBATIV Product Line) as of and for the nine-month period ended on September 30, 2018 and the twelve-month period ended December 31, 2017

* Previously filed with the Current Report on Form 8-K, filed on November 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

Dated: January 25, 2019	By: /s/ Michael Bonner

Name: Michael Bonner
Title: Chief Financial Officer